Exhibit 99.1

Investors:	Andrew S. Hersom
Investor Relations
203.338.4581
Andrew.Hersom@peoples.com

Media:	Liza Montgomery
Corporate Communications
203.338.5280
Elizabeth.Montgomery@peoples.com

FOR IMMEDIATE RELEASE

April 3, 2017

PEOPLE’S UNITED FINANCIAL, INC. COMPLETES ACQUISITION OF SUFFOLK BANCORP

BRIDGEPORT, CT – People’s United Financial, Inc. (NASDAQ: PBCT), the holding company for People’s United Bank, N.A., announced today that it has completed its acquisition of Suffolk Bancorp (NYSE: SCNB), the holding company for Suffolk County National Bank. The 100% stock transaction was announced on June 27, 2016.

“We are extremely pleased to officially welcome the employees and clients of Suffolk County National Bank to the People’s United family,” said Jack Barnes, President and Chief Executive Officer of People’s United Financial. “We look forward to serving our customers and communities as one united team and increasing our momentum in the New York Metro area.”

Howard C. Bluver, former President and Chief Executive Officer of Suffolk Bancorp, will continue to guide the integration of Suffolk Bancorp and expand the People’s United franchise in the region as New York Market President.

About People’s United Bank, N.A.

People’s United Bank, N.A. is a subsidiary of People’s United Financial, Inc. (NASDAQ: PBCT), a diversified financial services company with $41 billion in assets. People’s United Bank, founded in 1842, is a premier, community-based, regional bank in the Northeast offering commercial and retail banking, as well as wealth management services through a network of nearly 400 branches in Connecticut, New York, Massachusetts, Vermont, New Hampshire and Maine. Visit us at peoples.com.

FORWARD-LOOKING STATEMENTS

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, but not limited to, People’s United Financial, Inc.’s (“People’s United”) expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,”

“positions,” “plan,” “predict,” “project,” “forecast,” “guidance,” “goal,” “objective,” “prospects,” “possible” or “potential,” by future conditional verbs such as “assume,” “will,” “would,” “should,” “could” or “may”, or by variations of such words or by similar expressions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time, are difficult to predict and are generally beyond the control of People’s United. Forward-looking statements speak only as of the date they are made and we assume no duty to update forward-looking statements. Actual results may differ materially from current projections.

In addition to factors previously disclosed in People’s United’s and Suffolk Bancorp’s (“Suffolk”) reports filed with the SEC, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: difficulties and delays in integrating the Suffolk business or fully realizing cost savings and other benefits; business disruption following the merger; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer acceptance of People’s United’s products and services; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; the impact, extent and timing of technological changes; capital management activities; litigation; increased capital requirements, other regulatory requirements or enhanced regulatory supervision; and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms.

# # #

People’s United Bank. “What know-how can do.” SM

Visit us at peoples.com and follow us on Facebook and Twitter.

2